


Blue Rhino


Blue Rhino
1075

FERRELLGAS INVESTOR PRESENTATION

JP Morgan High Yield Conference

February 25, 2025

Ferrellgas | Blue Rhino

DISCLAIMER

This presentation was prepared by or on behalf of Ferrellgas Partners, L.P., Ferrellgas, L.P., Ferrellgas Partners Finance Corp., Ferrellgas Finance Corp., Ferrellgas, Inc., or one or more direct or indirect subsidiaries or affiliates (collectively, "Ferrellgas," "we," "us," "our," the "Partnership," or the "Company") for informational purposes only.

Forward-Looking Statements

This presentation contains "forward-looking statements" which are based on management's current expectations and beliefs and assumptions about future events. The assumptions and estimates underlying forward-looking statements are inherently uncertain and are subject to a wide variety of business and economic uncertainties and competitive risks that could cause actual results to differ materially from those contained in this presentation. Accordingly, there can be no assurance that we will achieve the future results we expect or that our actual results will not differ materially from our current expectations. Statements concerning estimates, expectations, and projections about future results, performance, prospects, opportunities, financing, projects, plans, actions, and events, and other statements that are not regarding historical facts, are "forward-looking statements." You can generally identify forward-looking statements by our use of forward-looking terminology such as "outlook," "anticipate," "believe," "continue," "could," "estimate," "expect," "explore," "evaluate," "intend," "may," "might," "plan," "potential," "predict," "seek," "should," or "will," or the negative thereof or other variations thereon or comparable terminology. Additional discussion of risk factors which may affect our results is included in our most recent Annual Report on Form 10-K, our subsequently filed Quarterly Reports on Form 10-Q, and our other Securities and Exchange Commission ("SEC") filings. These and other risks may cause our actual results to differ materially from any potential future results expressed or implied by forward-looking statements. Given these risks and uncertainties, investors and others are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of any new information, future events, or otherwise, except to the extent required by law.

Non-GAAP Financial Measures

Certain financial information presented herein, including information regarding "EBITDA," "Adjusted EBITDA," and "Free Cash Flow" is not made in accordance with U.S. Generally Accepted Accounting Principals ("GAAP"). The use of such "Non-GAAP Financial Measures" varies, including among others in our industry. Non-GAAP Financial Measures should not be considered as alternatives to performance measures derived in accordance with GAAP. Non-GAAP Financial Measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for results reported under GAAP. The appendix page of this presentation includes a reconciliation of certain Non-GAAP Financial Measures to the most directly comparable financial measures calculated in accordance with GAAP.

Market and Industry Data

The market and industry data included herein is based on a variety of sources, including independent industry publications, government publications and other published independent sources, information obtained from customers, distributors, suppliers, trade and business organizations, and other publicly available information, as well as our good faith estimates, which have been derived from management's knowledge and experience in the areas in which our business operates. Estimates of market size and relative positions in a market are difficult to develop and inherently uncertain. Accordingly, investors and others should not place undue weight on the industry and market share data presented in this presentation.

Additional Information

Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts, and the Investor Relations page of our website. We may use these channels to distribute material information about the Company and to communicate important information about corporate initiatives and other matters. Information that we post on our website could be deemed material. Therefore, we encourage investors, the media, our customers, business partners, and others interested in the Company to review the information posted on our website.

COMPANY OVERVIEW

FERRELLGAS AT-A-GLANCE

Ferrellgas is a leading tech-enabled logistics and distribution platform providing residential and commercial propane to the U.S. via subscription & rental delivery.

- **A leading commercial and consumer brand**, distributing propane via a national **hub/spoke network** for local distribution and tank exchange locations
- **Diverse distribution to a broad group** of residential, industrial/commercial, tank exchange and agricultural clients across the U.S.
- **Cutting edge technology and logistics network** to transport propane to distribution locations, customers' property or to portable propane exchange locations
- **Durable, consistent demand** as a basic necessity of living, generating heat and cooking in homes
- **Strategic business mix balances demand** across colder winter months and warmer summer months, while national network mitigates exposure to regional patterns
- Operating efficiencies and high-quality customer experience enabled by **best-in-class logistics routing** and workflow/advanced tank monitoring technology
- **Proven platform with significant runway** focused on a **highly fragmented industry** where the top 6 distributors retain ~25-30% of retail market volume

Source: Ferrellgas public filings and internal Ferrellgas data.
Note: Fiscal year-end July 31st.
[1]Represents FY 2023 year-end results.

Key Statistics

$1.8B *FY24A Revenue*	**$317M** *FY24A Adj. EBITDA*	**760M+** *FY24A Gallons of Propane Sold*	**~600K** *FY24A Retail Customers*
~69K *Tank Exchange Locations[1]*	**1,000+** *Distribution Points (Manned + Unmanned)*	**500+** *Customer Service Specialist*	**3,400+** *Fleet of Revenue-Generating Vehicles*

Adjusted EBITDA ($mm)


4.6% CAGR
$265
$318
$340
$360
$317
FY20A
FY21A
FY22A
FY23A
FY24A

EXPERIENCED LEADERSHIP = PROVEN RESULTS



Tamria Zertuche - President and CEO



Michael Cole - SVP Chief Financial Officer



Allen Jones - VP Legal & General Counsel



Michelle Maggi - VP Corporate Affairs and Head of Safety



Ray Galan - VP Head Retail



Brian Numrich - VP Trading and Distribution



Chet Reshamwala - VP Head Blue Rhino

Our workforce fuels our progress

4.1 years — U.S. Median Tenure*

6 years — Ferrellgas Average Tenure

17 years — Ferrellgas Senior Leadership Average Tenure

Diversity & Inclusion	Employee Retention
42% Female and/or Minority	6.7% ↑ YoY

UNIQUE PROPANE PLATFORM OF SCALE

Platform of scale in a highly fragmented industry; built upon a strong customer base and industry leading operational capabilities & management


Ferrellgas Coverage
Coverage
Ferrellgas Service Unit
Ferrellgas Service Center
Co-brand Service Unit
Blue Rhino Production
Blue Rhino Distribution

Subscription-Based Customers Allow for Revenue Continuity

Q1 FY25 Residential Volumes by Attribute Type


30%
Customer-owned
70%
Leased
55%
Will-call
45%
Auto-Fill
(Scheduled deliveries drive further efficiencies)

USES FOR PROPANE CONTINUE TO GROW

Illustrative Residential Use Cases


1 Propane Tank for Home Heating & Cooling, Gas Stoves and Indoor Fireplaces
2 Propane Grill
3 Recreational Vehicle
4 Outdoor Heaters
5 Outdoor Fireplace
6 Power Generator
7 Pool and Hot Tub Heaters

~6.3M
U.S. households Use Propane as Their Primary Heat Source

~60%
of U.S. Households own a gas grill

11M+
U.S. Households Own an RV

~7%
2022 - 2030 CAGR for Outdoor Heaing Marketing

~6%
2022 - 2027 CAGR for Portable Generators

~8M
U.S. Pool Installed Base[1]

Source: U.S. Energy Information Administration, National Fire Association, RVIA, Acumen Research and Consulting and Markets.
(1) Includes in-ground and above-ground swimming pools per POOLCORP.

PROPANE IS MISSION CRITICAL

Strong correlation between major yearly U.S. blackouts (affecting more than 50,000 customers) against the percentage of U.S. electricity generation from solar & wind > Blackouts increase because the U.S. is relying on unreliable solar & wind power sources

All U.S. Power Outages vs. Solar & Wind Electricity Generation



Yearly Number of Major U.S. Power Outages
0
100
200
300
400
500
600
700
0%
2%
4%
6%
8%
10%
12%
14%
16%
Solar & Wind Generation as Part of All Electricity Generation (%)
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Number of Major Outages=
35* (Solar & Wind Generation %) + 46
(R^2 = 0.80)
US Electricity Generation Data from EIA
Power Outage data from US DOE

Ferrellgas plays an ever-increasing mission-critical role in supporting U.S. electricity grid users with propane power generation, propane temp heat & propane temp cooking during major U.S. blackouts

OPERATIONAL HIGHLIGHTS & INITIATIVES

DIVERSIFIED BUSINESS MIX

Balanced business model provides geographic, end market and channel diversity

Residential - 27.8%



- Last mile distribution to residential customers for home heating, cooking and energy
- ~70% of residential customers lease Ferrellgas equipment
- Propane represents ~5% of the home heating industry
- ~50% of rural Americans use propane in their home due to cost, cleanliness and inability to access natural gas

Tank Exchange - 11.9%


Blue Rhino

- Portable tanks are distributed to Ferrellgas ~69k retail selling locations
- Blue Rhino is one of the most recognizable brands in the tank exchange market
- Brand recognition is an important value proposition with tanks sold directly to consumers

Commercial/Industrial - 42.8%



- Commercial/industrial customers receive deliveries in portable propane cylinders
- Forklifts and other light-duty industrial vehicles are operated on propane
- Recent demand growth driven by the use of outdoor heaters at restaurants

Agricultural - 4.6%



- Propane is a superior form of energy for agricultural use
- Logistics and advanced monitoring systems enable increased efficiency for farmers
- Wide range of applications supporting livestock, crops and associated energy needs

Autogas and Other - 12.9%


Ferrellgas

- Propane is a clean burning energy enabling compliance with clean air mandates by government agencies such as school districts and DOT maintenance fleets.
- DataCenter primary and secondary power opportunities are a growth area for the industry and Ferrellgas.
- Cell Phone Tower and 911 system backup is an important area of social impact and support of important community communication grids.

Home Heating | Water Heating | Cooking | BBQ Grills | Outdoor Living | RVs | Equipment | Heating | Heat Treatment | Agricultural Support | Irrigation | Generators | Data Center

Source: Propane Education & Research Council and internal Ferrellgas data.

STRATEGY INSULATES BUSINESS VOLATILITY

Limited Commodity Exposure

- 70% of customers purchase propane at spot price + margin, resulting in a pure pass-through of commodity prices with no direct commodity exposure for Ferrellgas
- 30% of customers purchase at fixed prices, at which time the company hedges 100% of the contracted volumes to offset variations in commodity pricing



Fixed Prices
-30%
Ferrellgas
Suppliers
-70%
Floating Prices

FGP offers the option for clients to buy propane at fixed price

Company hedges 100% of the contracted volumes

FGP sells propane to clients at spot price + margin

Business is a pure pass through of commodity prices, thus it has no direct commodity exposure

Seasonality Offset By Tank Exchange

- The tank exchange business, which peaks during the summer and fall grilling seasons, complements the strong winter cash flow of Ferrellgas's retail propane offering
- Consistent demand for propane helps the company negotiate better pricing from suppliers and be more competitive on pricing to their customers.

FY 2024 Gross Profit



Retail Propane
Wholesale Propane
100
50
0
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul

Note: Fiscal year-end July 31st

WHY TECHNOLOGY MAKES A DIFFERENCE


SELF-SERVICE
PROPANE

VENDING: Blue Rhino self-service vending units enable consumers to exchange or purchase new propane tanks 24/7. This direct to consumer vending technology affords the consumer maximum time savings by removing dependency on a store associate. The real-time communications from this unit mobilize our driver fleet in the most efficient way.



MOBILE DEVICE TECHNOLOGY: Ferrellgas customers and employees rely on real-time data provided through ruggedized mobile technology. This tool enables efficient and accurate processes throughout the order lifecycle.



TELEMATICS: Through telematics our vehicles communicate with drivers, logisticians, and managers throughout the day. The information is vital to the safe, efficient, and profitable use of our large and agile fleet.



REFILL: Our partnership with Gas Service Stations and Hardware locations across the country create another opportunity for consumer sales. Technology at our refill locations allow for safe and measured fills while also communicating inventory levels to our logisticians and delivery representatives.



SAFETY: We adhere to stringent safety protocols, such as regular system inspections, leak detection, and proper maintenance so that our customers can enjoy the benefits of propane without compromising their safety.



TANK MONITORING SYSTEM: Tank Monitor technology gives our customers piece of mind. Using their portal app they are able to see the propane level of their tank. This technology also optimizes route scheduling, reduces distribution costs, and customer response times.

FINANCIAL UPDATE

FISCAL YEAR 2024 RESULTS SUMMARY

For fiscal year 2024, unadjusted EBITDA was the third highest in the Company's history and fourth highest on an adjusted basis, despite headwinds created by an unseasonably warm winter and higher than normal medical costs incurred as part of our self-insurance program.

(In thousands except customer data)	FY 2023	FY 2024	Increase/Decrease
Gallons	808,033	763,755	-5.5%
Retail Customers	648,794	618,907	-4.6%
Adj. EBITDA / Customer	$555	$512	-7.6%
Gallons / Customer	1,245	1,234	-0.9%
Total Revenues	$2,026,465	$1,837,116	-9.3%
Total COGS	1,019,270	853,971	-16.2%
Gross Profit	1,007,195	983,145	-2.4%
Gross Profit CPG	*1.25*	*1.25*	3.3%
Operating Expense	600,772	623,187	3.7%
Operating Expense CPG	*0.74*	*0.82*	9.7%
SG&A	172,734	154,863	-10.3%
Operating Income	233,689	205,095	-12.2%
Operating Income CPG	*0.29*	*0.27*	-7.1%
Adj. EBITDA	**$360,168**	**$317,388**	**-11.9%**

- **Compared to prior year, fiscal year 2024 revenues were lower due to warmer weather, lower gallon sales, and lower commodity prices**
- **Fiscal year 2024 was 4% warmer than prior year and 10% warmer compared to normal**
- **Gross profit for fiscal year 2024 was slightly below prior year with increased gallon profitability, improved profitability from the tank exchange operations, and continued focus on route density, asset utilization, and customer profitability**
- **Operating expenses increased versus prior year primarily due to higher medical benefits, personnel and vehicle expenses**

CONSISTENT TRACK RECORD OF DELIVERING RESULTS

Consistent Gross Profit Growth



($ in millions)
5.0% CAGR
$809
$860
$928
$1,007
$983
2020
2021
2022
2023
2024

% YoY Retail Gallon Growth

(5%)	(1%)	(1%)	(4)%	(7)%

Robust Cash Generation and Conversion



($ in millions)
Cash Conversion, % of EBITDA
15.2% CAGR
$196
$259
$245
$271
$246
73%
81%
72%
75%
78%
2020
2021
2022
2023
2024

% EBITDA of Gross Profit

33%	37%	37%	36%	32%

Affordable Capital Expenditures



($ in millions)
$71
$59
$95
$89
$71
2020
2021
2022
2023
2024

Capital Expenditures % of Adjusted EBITDA

27%	19%	28%	25%	22%

Note: Fiscal year as of July 31st
Cash generation is defined as EBITDA less capital expenditures

STRONG LIQUIDITY SUPPORTING OPERATIONS

- Ferrellgas has averaged Total Available Liquidity of $353M over the last two fiscal years
- On July 2, 2024, Ferrellgas entered into the Fourth Amendment to the Credit Agreement which, among other things, facilitated the issuance of $124.5 million of letters of credit as collateral for the $190.0 million Eddystone appeal bond. The Fourth Amendment also restricted all future cash distributions to Class B and Class A unitholders thereby improving the credit quality of Ferrellgas LP (the senior note issuer) and reducing credit risk to the Credit Agreement banks
- Credit Agreement maturity was extended to December 2025 with the Fifth Amendment



Historical Total Available Liquidity
$700
$600
$500
$400
$300
$200
$100
$0
Millions
10/1/21
11/1/21
12/1/21
1/1/22
2/1/22
3/1/22
4/1/22
5/1/22
6/1/22
7/1/22
8/1/22
9/1/22
10/1/22
11/1/22
12/1/22
1/1/23
2/1/23
3/1/23
4/1/23
5/1/23
6/1/23
7/1/23
8/1/23
9/1/23
10/1/23
11/1/23
12/1/23
1/1/24
2/1/24
3/1/24
4/1/24
5/1/24
6/1/24
7/1/24
8/1/24
9/1/24
10/1/24
Gross Cash Balance
Revolver Availability

NOTE: Total Available Liquidity includes available revolver plus unrestricted cash

PERCENTAGE VARIANCES


20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Weather vs Normal
Weather vs Prior Year
Retail Gallons vs Prior Year

Source: Ferrellgas' 10Ks

KEY CREDIT HIGHLIGHTS

1	*Leading, national footprint with extensive logistics capabilities and geographic diversity*	• Ability to serve customers in all 50 states, District of Columbia, and Puerto Rico • 884 service locations and ~69,000 tank exchange locations • Modern distribution fleet with an average age of 9 years
2	*Large, fragmented addressable market with growing market share*	• Second largest retail marketer of propane based on 2024 retail sales volume • Midwest residential propane market is dominated by independent retailers and is ripe for consolidation • Increasing switches from fuel oil to propane due to higher efficiency and lower per-gallon rates
3	*Limited exposure to volatile commodity prices yields stable cash flows*	• Ability to pass-through substantially all fluctuations in commodity prices ensures steady cash flows – no direct commodity price risk • Spot-based contracts and bulk buying allows for effective hedging of future volumes
4	*Strong, sticky relationship with both suppliers and diverse, blue-chip customers*	• Significant buying power and long-term relationships with suppliers • Growing customer base with large, blue-chip anchors
5	*Proven track record of operational excellence*	• Reversal of shrinking customer base amid a declining market while managing costs • Technological and service enhancements, such as advanced tank monitoring and cloud infrastructure, drive operational efficiency and customer experience • Company has successfully acquired and integrated ~93 companies in the past 20 years
6	*Dedicated employee owner workforce*	• Employees own 23% of Class A Units and 100% of GP Interest through an ESOP structure

QUESTIONS?

APPENDIX

NON-GAAP RECONCILIATION

Dollar amounts in ($mm)	FY 2025 Q1	FY 2024	FY 2023	FY 2022	FY 2021
Net earnings (loss)	$ (147)	$ 110	$ 137	$ 148	$ (68)
Income tax expense	1	1	1	1	1
Interest expense	26	98	98	100	173
Depreciation and amortization expense	24	99	93	90	85
EBITDA	$ (96)	$ 308	$ 329	$ 339	$ 191
Non-cash employee stock ownership plan compensation charges	1	3	3	3	3
(Gain) Loss on asset sales and disposals	1	3	6	(7)	2
Other income, net	(1)	(5)	(2)	(5)	(4)
Reorganization items, net	-	-	-	-	10
Severance costs	-	-	1	1	2
Legal fees and settlements related to core business	127	3	22	8	10
Non-recurring legal fees and settlements related to core business	4	-	-	-	-
Pension plan withdrawal settlement	-	2	-	-	-
Loss on extinguishment of debt	-	-	-	-	105
Business transformation costs	1	3	2	-	-
Provision for doubtful accounts related to non-core business	-	-	-	-	-
Net (earnings) loss attributable to noncontrolling interest	(1)	-	(1)	1	(1)
Adjusted EBITDA	**$ 36**	**$ 317**	**$ 360**	**$ 340**	**$ 318**